Mpower Holding Announces Third Quarter 2005 Results

ROCHESTER, NY - November 3, 2005 - Mpower Holding Corporation (AMEX: MPE), the parent company of Mpower Communications Corp., a leading provider of data and voice services to retail and wholesale business customers, today announced results of its operations for the third quarter ended September 30, 2005.

Mpower’s total operating revenue for the third quarter of 2005 was $49.1 million, a 4% increase over the second quarter of 2005 and a 31% increase over the third quarter of 2004. Core customer revenue, which represents revenue from the sale of data and voice services, grew to $45.8 million in the third quarter of 2005, up nearly 4% over the second quarter of 2005 and 33% over the third quarter of 2004.

“Mpower’s business reached a milestone this quarter as the revenue base on our T1 voice and data platform has reached a level equal to the revenue base on our legacy POTS and DSL platform,” stated Mpower Chairman and Chief Executive Officer Rolla P. Huff. “Over the past 36 months T1-based revenue has increased from just 7% of our customer revenue to 50% of our customer revenue today. We expect the scale to tip even further towards our higher-margin data platform as we continue to sell and provision larger data-intensive orders.”

Adjusted Gross Margin from continuing operations was $26.3 million or 53.4% of revenue in the third quarter of 2005, as compared to $25.1 million or 53.2% of revenue in the second quarter of 2005 and $19.6 million or 52.1% of revenue in the third quarter of 2004. Adjusted Gross Margin is calculated as gross margin excluding depreciation, amortization and incremental transition expenses related to the cost of operating revenues. Gross margin, which includes depreciation, amortization and incremental transition expenses, was $22.2 million in the third quarter of 2005, $21.1 million in the second quarter of 2005 and $17.6 million in the third quarter of 2004.

Third quarter 2005 selling, general and administrative (SG&A) expenses from continuing operations, excluding depreciation and amortization expense, were $22.6 million, down approximately 2% from second quarter 2005 SG&A expenses and 28% higher than third quarter 2004 SG&A expenses. Mpower’s reported SG&A expenses include incremental transition expenses related to the acquisition of ICG’s California assets, network facility relocation costs, agent selling expense-warrants and stock-based compensation, all of which are excluded from Adjusted EBITDA. These items totaled $0.5 million in the third quarter of 2005, $1.3 million in the second quarter of 2005 and $0.1 million in the third quarter of 2004.

Adjusted EBITDA was $4.2 million in the third quarter of 2005, a 24% increase over $3.4 million in Adjusted EBITDA in the second quarter of 2005 and more than double the $2.0 million of Adjusted EBITDA in the third quarter of 2004.

“The evolution in our business and the growth on our T1 platform is reflected in the substantial Adjusted EBITDA growth we have reported over the last three years,” added Huff.

Mpower’s loss from operations for the third quarter of 2005 was $1.6 million, as compared to a $3.8 million loss in the second quarter of 2005, and a $1.9 million loss in the third quarter of 2004. The company’s third quarter 2005 net loss was $2.3 million versus a $4.3 million loss in the second quarter of 2005 and a $1.3 million net loss in the third quarter of 2004.

Basic and diluted loss per common share from continuing operations was $0.03 in the third quarter of 2005 as compared to $0.05 in the second quarter of 2005 and $0.02 in the third quarter of 2004.

All reported results for the third quarter of 2004 do not include results from the ICG California business acquired on January 1, 2005.

Capital expenditures in the third quarter of 2005 were $6.3 million. Mpower ended the quarter with approximately $26.4 million in unrestricted cash, cash equivalents and investments available-for-sale, as compared to $32.4 million at the end of the second quarter of 2005.

Financial Statements and Reconciliation to GAAP
The accompanying financial statements include Mpower’s financial guidance for the full year 2005 and 2006. Today the Company announced that it expects to end full year 2005 at the higher end of its revenue and ICG incremental transition expense guidance, at the lower end of its Adjusted EBITDA guidance, and within its capital expenditure guidance. Mpower also reaffirmed its 2006 revenue, Adjusted EBITDA and capital expenditure guidance. Also included with the financial statements is a reconciliation of the most directly comparable GAAP measures, Gross Margin and Net Loss, to the non-GAAP financial measures used by Mpower, Adjusted Gross Margin and Adjusted EBITDA.

Company Presentation
A PowerPoint presentation and business model detailing Mpower’s quarterly results and financial projections can be found on the company’s Web site at www.mpowercom.com.

Webcast/Audio Stream & Conference Call to Discuss Third Quarter 2005 Results
Mpower will host a Webcast and conference call to discuss the details of its third quarter 2005 financial and operating results.

Date:	Thursday, November 3, 2005
Time:	10:00 a.m. (Eastern time)
Audio Live Number:	1-888-802-8577, PIN #6635531
Webcast & Audio Streaming Link/Instructions:
http://showvisuals.mshow.com/findshow.aspx?usertype=0&cobrand=128&shownumber=258256
This link will access both the audio and PowerPoint presentation for the call. Advanced registration on the site is recommended. Click on the link above to register in advance and/or join the conference call at the designated time.

Webcast Replay:	Available for 30 days after the call at above link
Audio Replay Number:	1-877-519-4471, PIN #6635531 From November 3, 2005 at 1:00 p.m. Eastern through November 10, 2005 at 5:00 p.m. Eastern

Use of Non-GAAP Financial Information
The SEC has adopted rules (Regulation G) regulating the use of non-GAAP financial measures. Because of Mpower’s use of non-GAAP financial measures, Adjusted Gross Margin and Adjusted EBITDA, to supplement Mpower’s consolidated financial statements presented on a GAAP basis, as well as the use of Adjusted EBITDA in forecasted guidance, Regulation G requires Mpower to include in this press release a presentation of the most directly comparable GAAP measures, which are Gross Margin, which includes depreciation, amortization and incremental transition expenses related to cost of operating revenues, and Net Loss, and a reconciliation of the measures to GAAP. Mpower has presented a reconciliation of these measures for each of the periods presented. The non-GAAP measure Adjusted EBITDA provides an enhancement to an overall understanding of Mpower’s past financial performance and prospects for the future as well as useful information to investors because of (i) the historical use by Mpower of Adjusted EBITDA as a performance measurement; (ii) the value of Adjusted EBITDA as a measure of performance before gains, losses or other charges considered to be outside the company’s core business operating results; and (iii) the use of Adjusted EBITDA, or a similar term, by almost all companies in the CLEC sector as a measurement of performance. Mpower has excluded from its presentation of Adjusted EBITDA, incremental transition expense, stock-based compensation, gains on sales of assets, agent selling expense - warrants, network facility relocation expense, other income (expense), and (loss) income from discontinued operations because Mpower does not believe that including such items in Adjusted EBITDA provides investors with an appropriate measure of determining Mpower’s performance in its core business. The non-GAAP measure Adjusted Gross Margin provides an enhancement to an overall understanding of Mpower’s past financial performance and prospects for the future as well as useful information to investors because of (i) the historical use by Mpower of this measure as a performance measurement and (ii) the use of a similar calculation by almost all companies in the CLEC sector as a measurement of performance. Adjusted Gross Margin is calculated as gross margin excluding depreciation, amortization and incremental transition expenses because Mpower does not believe that including such items in the calculation of Adjusted Gross Margin provides investors with an appropriate measure of analyzing Mpower’s historical financial performance or for comparing other similar companies in the CLEC sector. Mpower’s utilization of non-GAAP measurements is not meant to be considered in isolation or as a substitute for net loss, loss from continuing operations, cash flow, gross margin and other measures of financial performance prepared in accordance with GAAP. Adjusted Gross Margin and Adjusted EBITDA are not GAAP measurements and Mpower’s use of them may not be comparable to similarly titled measures employed by other companies in the telecommunications industry.

About Mpower Holding Corporation
Founded in 1996, Mpower Holding Corporation (AMEX:MPE) is the parent company of Mpower Communications, a leading facilities-based broadband communications provider offering a full range of data, telephony, Internet access and network services for retail business and wholesale customers in California, Nevada and Illinois. Further information about the company can be found at www.mpowercom.com.

Forward-Looking Statements
Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Mpower cautions investors that certain statements contained in this press release that state our and/or management’s intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader that these forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to, our ability to retain ICG customers and to increase revenues from the acquired ICG business, our ability to effectively integrate the ICG business into our operations, unexpected costs of integrating the ICG business into our operations, future sales growth, changes in federal or state telecommunications regulations, market acceptance of our product and service offerings, the liquidity of our common stock, our ability to secure adequate financing or equity capital to fund our operations and network expansion, our ability to manage growth and maintain a high level of customer service, the performance of our network and equipment, our ability to enter into strategic alliances or transactions, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, the effect of regulatory decisions on our access charges and operating costs, changes in technology, price competition, and other market conditions and risks detailed from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.

Contacts
Mpower Communications Investor Contact: Gregg Clevenger, Chief Financial Officer Telephone: 585-218-6547 Email: gclevenger@mpowercom.com	Mpower Communications Media Contact: Michele Sadwick, Vice President Telephone: 585-218-6542 Email: msadwick@mpowercom.com

FINANCIAL STATEMENTS
BALANCE SHEET (amounts in $ thousands)	September 30, 2005	June 30, 2005	December 31, 2004
Current Assets
Cash and Cash Equivalents	$16,220	$22,299	$27,327
Investments Available-for-Sale	9,758	9,841	8,064
Accounts Receivable, net	15,254	12,518	10,140
Other Receivables	1,304	2,770	3,164
Prepaid Expenses and Other Current Assets	2,989	3,144	3,060
Total Current Assets	45,525	50,572	51,755
Property and Equipment, net	66,043	64,315	33,012
Long-Term Restricted Cash and Cash Equivalents	9,531	9,530	9,515
Long-Term Investments Available-for-Sale	448	260	2,041
Goodwill	8,861	8,798	-
Intangibles, net	4,036	4,669	4,367
Other Long-Term Assets	4,535	4,623	4,274
Total Assets	$138,979	$142,767	$104,964

Current Liabilities
Current Maturities of Capital Lease Obligations	$538	$749	$-
Accounts Payable	14,644	13,160	20,462
Accrued Sales Tax Payable	2,210	2,436	2,190
Accrued Bonus	723	777	2,508
Deferred Revenue	5,133	5,197	5,059
Accrued Other Expenses	14,138	16,406	11,756
Total Current Liabilities	37,386	38,725	41,975
Long-Term Capital Lease Obligations	23,141	23,353	-
Other Long-Term Liabilities	2,212	2,244	1,833
Total Liabilities	62,739	64,322	43,808
Common Stock	91	91	79
Additional Paid-in Capital	121,891	121,785	104,054
Accumulated Deficit	(45,742)	(43,431)	(42,977)
Total Stockholders' Equity	76,240	78,445	61,156
Total Liabilities and Stockholders' Equity	$138,979	$142,767	$104,964

STATEMENT OF OPERATIONS (amounts in $ thousands,	Three Months Ended	Three Months Ended	Three Months Ended
except common share and per common share amounts)	September 30, 2005	June 30, 2005	September 30, 2004
Operating Revenues:
Core Customer	$45,807	$44,200	$34,360
Switched Access	3,342	3,062	3,233
Total Operating Revenues	49,149	47,262	37,593

Operating Expenses:
Cost of Operating Revenues (exclusive of depreciation and
amortization shown separately below. See Note 1.)	22,998	22,120	18,007
Selling, General and Administrative (exclusive of depreciation
and amortization shown separately below. See Note 2.)	22,577	22,971	17,705
Gain on Sale of Assets, net	(28)	(37)	(108)
Depreciation and Amortization	5,165	5,990	3,875
Total Operating Expenses	50,712	51,044	39,479

Loss from Operations	(1,563)	(3,782)	(1,886)

Other Income (Expense):
Interest Income	214	238	104
Interest Expense	(941)	(764)	(61)
Other Income	11	12	-
Loss on Sale of Investments	-	-	(11)
Loss from Continuing Operations	(2,279)	(4,296)	(1,854)

(Loss) Income from Discontinued Operations	(32)	(3)	508
Net Loss	$(2,311)	$(4,299)	$(1,346)

Basic and Diluted (Loss) Income per Common Share:
Loss from Continuing Operations	($0.03)	($0.05)	($0.02)
(Loss) Income from Discontinued Operations	$0.00	$0.00	$0.00
Net Loss	($0.03)	($0.05)	($0.02)

Basic and Diluted Weighted Average Common Shares Outstanding	91,473,028	91,441,361	78,476,418

Adjusted Gross Margin	$26,264	$25,142	$19,586
Adjusted Gross Margin (% of Revenue)	53.4%	53.2%	52.1%

Adjusted EBITDA	$4,156	$3,434	$1,988
Adjusted EBITDA (% of Revenue)	8.5%	7.3%	5.3%

	Three Months Ended	Three Months Ended	Three Months Ended
RECONCILIATION TO GAAP (amounts in $ thousands)	September 30, 2005	June 30, 2005	September 30, 2004
Adjusted Gross Margin	$26,264	$25,142	$19,586
Incremental Transition Expense (See Note 3)	(113)	-	-
Depreciation and Amortization (allocated to Cost of Operating
Revenues. See Note 1.)	(3,970)	(4,077)	(2,024)
Gross Margin (GAAP)	$22,181	$21,065	$17,562

	Three Months Ended	Three Months Ended	Three Months Ended
RECONCILIATION TO GAAP (amounts in $ thousands)	September 30, 2005	June 30, 2005	September 30, 2004
Adjusted EBITDA	$4,156	$3,434	$1,988
Agent Selling Expense - Warrants (See Note 4)	(103)	(90)	(94)
Stock-Based Compensation (See Note 4)	-	-	(13)
Incremental Transition Expense (See Note 3)	(474)	(1,173)	-
Network Facility Relocation Expense (See Note 4)	(5)	-	-
Gain on Sale of Assets, net	28	37	108
Depreciation and Amortization	(5,165)	(5,990)	(3,875)
Loss from Operations	(1,563)	(3,782)	(1,886)
Interest Income	214	238	104
Interest Expense	(941)	(764)	(61)
Other Income	11	12	-
Loss on Sale of Investments	-	-	(11)
Loss from Continuing Operations	(2,279)	(4,296)	(1,854)
(Loss) Income from Discontinued Operations	(32)	(3)	508
Net Loss (GAAP)	$(2,311)	$(4,299)	$(1,346)

Note 1: Cost of operating revenues is exclusive of depreciation and amortization of $3,970, $4,077, and $2,204 for the three months ended September 30, 2005, June 30, 2005, and September 30, 2004.

Note 2: Selling, general and administrative expense is exclusive of depreciation and amortization of $1,195, $1,913, and $1,851 for the three months ended September 30, 2005, June 30, 2005, and September 30, 2004.

Note 3: Cost of operating revenues and selling, general and administrative expense includes Incremental Transition Expenses related to the ICG California acquisition, however these amounts are excluded from our Adjusted Gross Margin and Adjusted EBITDA calculations.  These amounts total $474 and $1,173 for the three months ended September 30, 2005 and June 30, 2005, including $113 related to cost of operating revenues and excluded from our Adjusted Gross Margin for the three months ended September 30, 2005.

Note 4: Selling, general and administrative expense includes costs for Agent Selling Expense - Warrants, Stock-Based Compensation and Network Facility Relocation Expenses, however these amounts are excluded from our Adjusted EBITDA calculation.  These amounts total $108, $90, and $107 for the three months ended September 30, 2005, June 30, 2005, and September 30, 2004.

2005
GUIDANCE ($ amounts in thousands)	Low - High
Operating Revenue	$190,000 - $193,000

Adjusted EBITDA	$18,000 - $21,000
Agent Selling Expense - Warrants	($400) - ($300)
Stock-Based Compensation Expense	($ 200)
Incremental Transition Expenses	($3,100)
Network Facility Relocation Expense	($500) - ($300)
Gain on Sale of Assets, net	$300
Depreciation and Amortization	($22,700) - ($22,600)
Loss from Operations	($8,600) - ($5,200)
Other Income	$7,300
Interest Income	$800
Interest Expense	($3,600) - ($3,500)
Loss from Continuing Operations	($4,100) - ($600)
Loss from Discontinued Operations	($ 200)
Net Loss (GAAP)	($4,300) - ($800)

Total CAPEX	$17,000 - $21,000

2006
GUIDANCE ($ amounts in thousands)	Low - High
Operating Revenue	3% - 7% growth

Adjusted EBITDA	25% - 35% growth

Total CAPEX	$11,000 - $13,000